Exhibit 32.1

Certification of Principal Executive Officer Pursuant to

18 U.S.C. Section 1350

I, Guy M. Arnold, as President of Dividend Capital Diversified Property Fund Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2012

/s/ GUY M. ARNOLD
Name:	Guy M. Arnold
Title:	President